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                            NVEST STAR ADVISERS FUND
                    (FORMERLY NEW ENGLAND STAR ADVISERS FUND)

              Supplement dated February 1, 2000 to Nvest Star Funds
                 Class A, B and C Prospectus and Nvest Stock and
              Star Funds Class Y Prospectus each dated May 3, 1999
                (as updated or revised through February 1, 2000)

Effective immediately, the segment of the Fund subadvised by Loomis Sayles will be managed by Joseph R. Gatz and Dawn Alston Paige, as lead portfolio manager and co-portfolio manager, respectively. They replace Mary C. Champagne and Jeffrey C. Petherick.

Accordingly, in the section entitled "Meet the Funds' Portfolio Managers" the biographical information on Ms. Champagne and Mr. Petherick under the heading "Star Advisers Fund" is replaced with the following:

JOSEPH R. GATZ
Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

DAWN ALSTON PAIGE
Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.